UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/07/2007

CV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21643

Delaware	43-1570294
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3172 Porter Drive, Palo Alto, CA 94304
(Address of principal executive offices, including zip code)

650-384-8500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On February 8, 2007, we publicly disseminated a press release announcing financial results for the fourth quarter and full year ended December 31, 2006.

The foregoing description is qualified in its entirety by reference to our press release dated February 8, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.    Other Events

On February 7, 2007, we publicly disseminated a press release announcing today that two late breaking clinical trials, including the MERLIN TIMI-36 study and a regadenoson trial, and six other abstracts have been accepted for presentation at the American College of Cardiology (ACC) Annual Scientific Session March 24-27, 2007 in New Orleans.

The foregoing description is qualified in its entirety by reference to our press release dated February 7, 2007, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
99.1 Press Release dated February 8, 2007.
99.2 Press Release dated February 7, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV THERAPEUTICS, INC.

Date: February 08, 2007	By:	/s/ TRICIA BORGA SUVARI
TRICIA BORGA SUVARI
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 8, 2007.
EX-99.2	Press Release dated February 7, 2007.